UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  April 11, 2008 (March 31, 2008)

OP-TECH Environmental Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware                                                                                                                      0-19761                                                                                       91-1528142
            (State or other jurisdiction                                                                                             (Commission                                                                             (IRS Employer
          of incorporation)                                                                                                     File Number)                                                                           Identification No.)

6392 Deere Road, Syracuse, NY                13206
(Address of principal executive offices)          (Zip Code)

(315) 463-1643
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 31, 2008, the Board of Directors of Op-Tech Environmental Services, Inc. (“Op-Tech”) determined that its previously issued audited financial statements and related disclosure as of, and for, the year ended December 31, 2006 presented in its Form 10-KSB filed on March 23, 2007 (the “Form 10-KSB”) should be restated because our management concluded that Op-Tech's previously filed financial statements as of December 31, 2006  should no longer be relied upon as a result of the  Company's  determination  that the worker’s compensation liability was understated by approximately $205,000 and accounts payable was understated by $36,000.

On these same grounds, the Board of Directors of Op-Tech determined that its previously issued unaudited financial statements for the quarterly periods in its fiscal year ended December 31, 2007 will need to be restated as well.   This includes the unaudited financial statements and related disclosure as of, and for, the three-month period ended March 31, 2007 presented in its Form 10-QSB filed on May 15, 2007, as of, and for, the three- and six-month period ended June 30, 2007 presented in its Form 10-QSB filed on August 25, 2007 and as of, and for, the three- and nine month period ended September 30, 2007 presented in its Form 10-QSB filed on November 14, 2007 (collectively, the “Form 10-QSBs”).

As a result of these restatements, we request that you do not rely on the financial statements and related disclosure included in the Form 10-K and the Form 10-QSBs.  We are currently working on restating the financial statements in these documents and will amend the Form 10-KSB and the Form 10-QSBs to include the respective restatements once they are completed.

The Board of Directors of Op-Tech has discussed this matter with Danible & McKee, LLP, and Dannible & McKee, LLP is prepared to audit the restated financial statements in the Form 10-KSB and review the unaudited financial statements in the Form 10-QSBs.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Op-Tech Environmental Services, Inc.

Date: April 8, 2008

By:  /s/ Charles B. Morgan
Name:  Charles B. Morgan
Title:  Chief Executive Officer